                                                                  EXHIBIT  10.21

                                                                  EXECUTION COPY







    =======================================================================




                             GOVERNANCE AGREEMENT

                                  dated as of

                                January 6, 1999



    =======================================================================

                               TABLE OF CONTENTS

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                                   ARTICLE 1

                                  DEFINITIONS

Section 1.1    Definitions ................................................    1

                                   ARTICLE 2

                               BOARD COMPOSITION

Section 2.1    Composition of the Board ...................................    4
Section 2.2    Continuing Committee Representation.........................    4

                                   ARTICLE 3

                                APPROVAL ITEMS

Section 3.1    Positano Approval Required for Certain Actions .............    5

                                   ARTICLE 4

                         REPRESENTATIONS & WARRANTIES

Section 4.1    Trustee Representations and Warranties......................    6
Section 4.2    Positano Representations and Warranties.....................    7
Section 4.3    MB Representations and Warranties...........................    8

                                   ARTICLE 5

                                 MISCELLANEOUS

Section 5.1    Termination.................................................    8
Section 5.2    Counterparts................................................    8
Section 5.3    Governing Law...............................................    8
Section 5.4    Entire Agreement............................................    9
Section 5.5    Enforcement.................................................    9
Section 5.6    Notices.....................................................    9
Section 5.7    Successors and Assigns......................................   10
Section 5.8    Headings....................................................   10
Section 5.9    Amendments and Waivers......................................   11
Section 5.10   Interpretation; Absence of Presumption......................   11
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Section 5.11   Severability................................................   11
Section 5.12   Further Assurances..........................................   11
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                                     -ii-

          THIS GOVERNANCE AGREEMENT (the "Agreement"), dated as of January 6,
                                          ---------
1999, is made by and among Positano Partners Ltd., a Bermuda exempt company ("Positano"), Vesuvio, Inc., a Delaware corporation (the "Trustee"), Michael E.
  --------                                                -------
Bronner, a natural person ("MB") and David W. Kenny, a natural person.
                            --

                                   RECITALS:
                                   --------

          WHEREAS, Positano, MB and certain others are party to a Recapitalization Agreement dated November 28, 1998 (the "Recapitalization
                                                         ----------------
Agreement") setting forth the terms and conditions of a proposed investment by
---------
Positano in the shares of beneficial interest in Bronner Slosberg Humphrey Co., a Massachusetts business trust ("BSH") in connection with the proposed
                                 ---
recapitalization of BSH and Strategic Interactive Group Co., a Massachusetts business trust ("SIG");
                 ---

          WHEREAS, following consummation of the transactions contemplated by the Recapitalization Agreement (the "Transactions"), Positano on the one hand,
                                     ------------
and MB and the other current shareholders of BSH and SIG, on the other hand (the "Holders") each will own a significant percentage of the equity interests in
 -------
BSH;

          WHEREAS, as of the closing of the Transactions (the "Closing"), the
                                                               -------
Trustee will be the sole trustee of BSH, and Positano is and will, as of the Closing be, the sole stockholder of the Trustee;

          WHEREAS, it is the intention of the parties that BSH be operated by the management of BSH and Bronner Slosberg Humphrey, LLC, a Delaware limited liability company ("BSH LLC"), subject to the overall direction and supervision
                    -------
of the Trustee, the Board of Directors of the Trustee and Committees of such Board, as further set forth herein; and

          WHEREAS, it is a condition to the Transactions, and the parties believe it to be in their best interests, that they enter into this Agreement to provide for certain rights and restrictions with respect to the corporate governance of BSH and the Trustee.

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

          Section 1.1  Definitions.  Capitalized terms not defined herein shall
                       -----------
have their respective meanings specified in the Recapitalization Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

           "1933 Act" shall mean the Securities Act of 1933, as amended, and the
            --------
regulations promulgated thereunder.

           "1934 Act" shall mean the Securities Exchange Act of 1934, as
            --------
amended, and the regulations promulgated thereunder.

           "Affiliate" shall have the meaning ascribed thereto in Rule 12b-2
            ---------
promulgated under the 1934 Act, and as in effect on the date hereof.

           "Agreement" shall have the meaning specified in the preamble.
            ---------

           "Beneficially Own" shall mean, with respect to any security, having
            ----------------
direct or indirect "beneficial ownership" of such security, as determined pursuant to Rule 13d-3 under the 1934 Act, including pursuant to any agreement, arrangement or understanding, whether or not in writing.

           "Board" shall mean the board of directors of the Trustee.
            -----

           "Board Composition" shall have the meaning specified in Section 2.1.
            -----------------

           "BSH" shall have the meaning specified in the recitals.
            ---

           "BSH Holding" shall mean BSH Holding LLC, a Delaware limited
            -----------
liability company.

           "BSH LLC" shall have the meaning specified in the recitals.
            -------

           "Chairman" shall mean the chairman of the Board.
            --------

           "Closing" shall have the meaning specified in the recitals.
            -------

           "Committees" shall mean the committees and subcommittees of the
            ----------
Board.

           "Common Stock" shall mean the common stock, par value $.01 per share,
            ------------
of the Trustee.

           "Director" shall mean a member of the Board.
            --------

           "Fully-Diluted Shares" means the number of Shares issued and
            --------------------
outstanding assuming the exercise of all options, warrants and rights to acquire, and the conversion of any securities convertible into, Shares, whether or not then vested or exercisable. When calculating the percentage of the Fully-Diluted Shares owned by a specified person, such person shall be deemed to own all Shares beneficially owned by such person assuming the exercise of all options, warrants and rights to acquire, and the conversion of any securities convertible into, Shares, whether or not then vested or exercisable.

           "Holders" shall have the meaning specified in the recitals.
            -------

          "Interested Party Transaction" means any transaction or series of
           ----------------------------
similar transactions to which BSH or any of its subsidiaries is a party, in which the amount involved exceeds $50,000 (other than (a) compensation for services rendered or perquisites in lieu of compensation received as an employee in the ordinary course of business pursuant to BSH's compensation and bonus policies and procedures or (b) pursuant to the Stock Option Plan (and related agreements) or the Shareholders Agreement) and in which any of the following persons has a direct or indirect material interest: any director or employee of BSH or its subsidiaries, or any holder of more than 1% of the Fully-Diluted Shares.

          "Initial Public Offering" means the consummation of the first sale of
           -----------------------
Shares for cash by the Company, or by one or more Holders, in an underwritten public offering registered under the 1933 Act following the date hereof.

          "Joint Designees" shall have the meaning specified in Section 2.1.
           ---------------

          "Management Designees" shall have the meaning specified in Section
           --------------------
2.1.

          "Management Representatives" as of a given time, shall mean each of MB
           --------------------------
and the person who is then the Chief Executive Officer of the Company; provided
                                                                       --------
that in the event of the death of MB, the Chief Executive Officer shall be the
----
sole Management Representative for all purposes hereunder.

          "MB" shall have the meaning specified in the preamble.
           --

          "person" shall mean any individual, corporation, partnership, limited
           ------
liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or government authority.

          "Positano" shall have the meaning specified in the preamble.
           --------

          "Positano Designees" shall have the meaning specified in Section 2.1.
           ------------------

          "Recapitalization Agreement" shall have the meaning specified in the
           --------------------------
recitals.

          "Shares" shall mean units of beneficial interest in BSH.
           ------

          "SIG" shall have the meaning specified in the recitals.
           ---

          "Transactions" shall have the meaning specified in the recitals.
           ------------

          "Trustee" shall have the meaning specified in the preamble.
           -------

                                   ARTICLE 2
                                   ---------

                               BOARD COMPOSITION
                               -----------------

          Section 2.1  Composition of the Board. (a) The parties hereto shall
                       ------------------------
take all necessary action as is required under applicable law to cause the Board, effective from and after the Closing, to have the following size and composition (the "Board Composition"):
                  -----------------

               (i) the Board shall include: (A) Michael E. Bronner and the Chief Executive Officer, which initially is David W. Kenny (the "Management Designees"), (B) two individuals designated by
                --------------------
               Positano (the "Positano Designees") and (C) two individuals
                              ------------------
               designated jointly by the Positano Designees and the Management Designees (the "Joint Designees"); provided, however, that upon
                               ---------------    --------  -------
               mutual agreement by the Management Designees and the Positano Designees, the Board may increase the size of the Board, but only by adding a proportionate number of Management Designees and Positano Designees;

               (ii) in the event of MB's death, (A) so long as his estate owns at least five percent of the Fully-Diluted Shares, such estate shall be entitled to nominate his replacement as a Management Designee; however (B) the Chief Executive Officer shall nominate the replacement Management Designee for MB if his estate owns less than five percent of the Fully-Diluted Shares or fails to exercise the right provided under clause (A);

               (iii)  the Chairman shall be nominated by the Management
               Designees.

               (b) In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Positano Designee or Management Designee, Positano or, subject to Section 2.1(a), the Management Representatives, respectively, shall have the right to designate a replacement Positano Designee or Management Designee, respectively, to fill such vacancy. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Joint Designee, the Positano Designees and the Management Designees shall jointly designate a replacement Joint Designee to fill such vacancy.

          Section 2.2  Continuing Committee Representation. The parties shall
                       -----------------------------------
take all necessary action as is required under applicable law to assure that each Committee shall include at least one Positano Designee and at least one Management Designee. At all times during the term hereof the Audit Committee and the Compensation Committee shall consist of one Positano Designee, one Management Designee and one Joint Designee.

                                   ARTICLE 3
                                   ---------

                                 APPROVAL ITEMS
                                 --------------

          Section 3.1  Positano Approval Required for Certain Actions. In
                       ----------------------------------------------
addition to approval by a majority of the Board of Directors of the Trustee, the approval of Positano, as sole stockholder of the Trustee, shall be required to approve any of the following actions by the Trustee affecting BSH, BSH Holding or BSH LLC:

               (a) the amendment of the Declaration of Trust or other organizational documents of such entities, or the amendment, termination or waiver of any provision under the Recapitalization Agreement or the Shareholders Agreement;

               (b) the declaration, setting aside, making or paying of any dividend or other distribution in respect of its shares or equity interests, or the purchase or redemption, directly or indirectly, of such shares or equity interests (other than pursuant to the Shareholders Agreement and the Stock Option Plan (and related agreements));

               (c) an Initial Public Offering or, other than with respect to grant or exercise of the options pursuant to the Stock Option Plan (and related agreements), the issuance, delivery or sale of any shares or equity interests, or any options, warrants, conversion or other rights to purchase any such shares or equity interests, or any securities convertible into or exchangeable for such shares or equity interests, or the issuance of any other security in respect of or in lieu of or in substitution for shares or equity interests, or the entry into any agreements restricting the transfer of, or affecting the rights of holders of shares or equity interests, the granting of any preemptive or anti-dilutive rights to any holder of any class of securities, or the granting of registration rights with respect to any class of securities;

               (d) except for amounts available for draw under the Senior Bank Facility, the incurrence of any indebtedness for borrowed money, the making of any guarantee of any such indebtedness, or the issuance or sale of any debt securities, in each case in excess of $5 million in the aggregate, or (other than pursuant to the revolving credit facility under the Senior Bank Facility) the prepayment or refinancing of any indebtedness for borrowed money;

               (e)  the engaging in any Interested Party Transaction;

               (f) the approval of the annual business plan of BSH and its subsidiaries, taken as a whole including, without limitation, the adoption of any strategic international expansion plan;

               (g) except as contemplated by the annual business plan approved pursuant to clause (f) hereof, the acquisition of any assets or properties (in one or more related transactions) for cash or otherwise for an amount in excess of $5 million in the aggregate in one year;

               (h) the replacement of the independent auditors or the making of any material change in any method of financial accounting or accounting practice, except for any such change required by reason of a concurrent change in generally accepted accounting principles;

               (i) the sale or other disposition of assets material to BSH and its subsidiaries, taken as a whole;

               (j) the adoption of any material change in the overall compensation structure of BSH and its subsidiaries;

               (k) the consummation of (i) a complete liquidation or dissolution of such entity, (ii) a merger or consolidation (A) in which such entity or any of its subsidiaries is a constituent corporation or (B) with respect to which the shares or other entity interests would have the right to vote under applicable state law or the applicable organizational documents, (iii) the sale of all or substantially all of the assets, or (iv) any similar business combination;

               (l)  the appointment or removal of the Chief Executive Officer;
               and

               (m)  the entry into any agreement with respect to the foregoing.

                                   ARTICLE 4
                                   ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Section 4.1  Trustee Representations and Warranties. The Trustee
                       --------------------------------------
represents and warrants to MB and Positano as follows:

          (a)  Organization. The Trustee is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of Delaware.

          (b)  Authority. The Trustee has full corporate power and authority to
               ---------
execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. The execution, delivery and performance by the Trustee of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Trustee. No other action on the part of the Trustee is necessary to authorize the execution and delivery of this Agreement by the Trustee or the performance by the Trustee of its obligations hereunder. This Agreement has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding agreement of the Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)  No Violation.  The execution and delivery of this Agreement by
               ------------
the Trustee, the performance by the Trustee of its obligations hereunder and the consummation by the Trustee of the transactions contemplated hereby, will not
(i) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Trustee, (ii) require the consent, waiver, approval, license or authorization of or any filing by the Trustee with any governmental authority (other than any filings required under the 1934 Act) or (iii) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any charter document or bylaw, agreement, note, indenture, mortgage, contract, order, judgment, ordinance, regulation or decree to which the Trustee is subject or by which the Trustee is bound and which would have an adverse effect on the ability of the Trustee to perform its obligations under this Agreement.

          Section 4.2  Positano Representations and Warranties. Positano
                       ---------------------------------------
represents and warrants to MB and the Trustee as follows:

          (a)  Organization. Positano is an exempt company duly organized,
               ------------
validly existing and in good standing under the laws of Bermuda.

          (b)  Authority. Positano has full power and authority to execute and
               ---------
deliver this Agreement and to consummate the transactions contemplated on its part hereby. The execution, delivery and performance by Positano of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Positano. No other action on the part of Positano is necessary to authorize the execution and delivery of this Agreement by Positano or the performance by Positano of its obligations hereunder. This Agreement has been duly executed and delivered by Positano and constitutes a legal, valid and binding agreement of Positano, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)  No Violation. The execution and delivery of this Agreement by
               ------------
Positano, the performance by Positano of its obligations hereunder and the consummation by Positano of the transactions contemplated hereby will not (i) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Positano, (ii) require the consent, waiver, approval, license or authorization of or any filing by Positano with any governmental authority (other than any filings required under the 1934 Act) or (iii) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any charter document or bylaw, agreement, note, indenture, mortgage, contract, order, judgment, ordinance, regulation or decree to which Positano is subject or by which Positano is bound and which would have an adverse effect on the ability of Positano to perform its obligations under this Agreement.

          Section 4.3  MB Representations and Warranties. MB represents and
                       ---------------------------------
warrants to Positano and the Trustee as follows:

          (a)  Authority. MB has full power and authority to execute and deliver
               ---------
this Agreement and to consummate the transactions contemplated on his part hereby. This Agreement has been duly executed and delivered by MB and constitutes a legal, valid and binding agreement of MB, enforceable against him in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b)  No Violation. The execution and delivery of this Agreement by MB,
               ------------
the performance by MB of his obligations hereunder and the consummation by MB of the transactions contemplated hereby will not (i) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to MB, (ii) require the consent, waiver, approval, license or authorization of or any filing by MB with any governmental authority (other than any filings required under the 1934 Act) or (iii) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any agreement, note, indenture, mortgage, contract, order, judgment, ordinance, regulation or decree to which MB is subject or by which MB is bound and which would have an adverse effect on the ability of MB to perform his obligations under this Agreement.

                                   ARTICLE 5
                                   ---------

                                 MISCELLANEOUS
                                 -------------

          Section 5.1  Termination.  This Agreement shall terminate and be of no
                       -----------
further force or effect upon the consummation of an Initial Public Offering.

          Section 5.2  Counterparts. This Agreement may be executed in one or
                       ------------
more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

          Section 5.3  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF DELAWARE WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          Section 5.4  Entire Agreement.  This Agreement contains the entire
                       ----------------
agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

          Section 5.5  Enforcement; Specific Performance. In the event that MB
                       ---------------------------------
for any reason is no longer a party hereto, the Chief Executive Officer of the Company shall be entitled to enforce the provisions hereof as if he were a party hereto. The parties hereto each acknowledge that, in view of the uniqueness of arrangements contemplated by this Agreement, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

          Section 5.6  Notices.  All notices, requests, demands or other
                       -------
communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, by messenger, or by a nationally recognized overnight delivery company, when delivered by telecopy and confirmed by return telecopy, or when delivered by first-class mail, postage prepaid and return receipt requested, in each case to the applicable addresses set forth below. Notices to the Trustee shall be addressed to:

               Vesuvio, Inc.
               c/o H&F Investors III, Inc.
               One Maritime Plaza
               12/th/ Floor
               San Francisco, California 94111
               Attention:  Philip Hammarskjold
               Telecopy Number: (415) 788-0176

          with a copy to:

               The Management Designees
               c/o Bronner Slosberg Humphrey Co.
               Prudential Tower
               800 Boylston Street
               Boston, Massachusetts 02199
               Attention:  Michael E. Bronner and David W. Kenny
               Telecopy Number: (617) 867-7217

or at such other address and to the attention of such other person as the Trustee may designate by written notice to Positano and MB. Notices to Positano shall be addressed to:

               H&F Investors III, Inc.
               One Maritime Plaza
               12/th/ Floor
               San Francisco, California 94111
               Attention:  Philip Hammarskjold
               Telecopy Number: (415) 788-0176

          with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Attention:  Patricia A. Vlahakis, Esq.
               Telecopy Number: (212) 403-2000

or at such other address and to the attention of such other person as Positano may designate by written notice to the Trustee and MB. Notices to MB shall be addressed to:

               c/o Bronner Slosberg Humphrey Co.
               Prudential Tower
               800 Boylston Street
               Boston, Massachusetts 02199
               Attention:  Michael E. Bronner and David W. Kenny
               Telecopy Number: (617) 867-7217

               with a copy to:

               Goodwin, Procter & Hoar LLP
               Exchange Place
               Boston, Massachusetts 02109-2881
               Attention: Stuart M. Cable, P.C.
               Telecopy Number: (617) 523-1231

or at such other address and to the attention of such other person as MB may designate by written notice to Positano and the Trustee.

          Section 5.7  Successors and Assigns. This Agreement shall be binding
                       ----------------------
upon and inure to the benefit of the parties hereto and their respective successors; provided however that except as set forth in the next two sentences, no party may assign its rights and obligations hereunder. Positano may assign its rights and obligations hereunder to one or more majority-owned, direct or indirect subsidiaries or other affiliates. In the event of MB's death, the estate of MB shall have the rights set forth in Section 2.1(a)(ii)(A) hereof.

          Section 5.8  Headings. The Section, Article and other headings
                       --------
contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

          Section 5.9   Amendments and Waivers. This Agreement may not be
                        ----------------------
modified or amended except by an instrument or instruments in writing signed by the parties against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by the other parties hereto with any term or provision hereof on the part of such other parties hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

          Section 5.10  Interpretation; Absence of Presumption.  (a) For the
                        --------------------------------------
purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

          (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

          Section 5.11  Severability.  Any provision hereof which is invalid or
                        ------------
unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

          Section 5.12  Further Assurances. The parties hereto agree that, from
                        ------------------
time to time, each of them will, and will cause their respective Affiliates to, execute and deliver such further instruments and take such other action as may be necessary to carry out the purposes and intents hereof.

          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                              VESUVIO, INC.
                              as Trustee of Bronner Slosberg Humphrey Co.



                              By: /s/ David W. Kenny
                                  ------------------------------------------
                              Name:  David W. Kenny
                              Title: President and Chief Executive Officer


                              Bronner Slosberg Humphrey Co. (the "Trust") is a Massachusetts business trust. A copy of the Trust's Declaration of Trust, as the same may be amended and/or restated from time to time, is on file with the Secretary of State of The Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees or officers of the Trust as individuals or, in the event the trustee is a corporation or other entity, on behalf of the individual owners of such corporation or entity, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust, or any of their respective trustees, officers, directors, partners, members or shareholders, individually, but are binding only upon the assets and property of the Trust. Each of the parties hereto agrees that no shareholder, trustee or officer of the Trust, or any of their respective trustees, officers, directors, partners, members and shareholders, may be held personally liable or responsible for any obligations of the Trust arising out of this Agreement. With respect to obligations of the Trust arising out of this Agreement, each of the parties hereto shall look for payment or satisfaction of any claim solely to the assets and property of the Trust.

                              POSITANO PARTNERS LTD.


                              By: /s/ Patrick J. Healy
                                 -------------------------------------------
                              Name:  Patrick J. Healy
                              Title: Vice President

                 [SIGNATURE PAGE TO THE GOVERNANCE AGREEMENT]

                              By: /s/ Michael E. Bronner
                                 -----------------------------
                                 Michael E. Bronner


                              By: /s/ David W. Kenny
                                 -----------------------------
                                 David W. Kenny


                 [SIGNATURE PAGE TO THE GOVERNANCE AGREEMENT]